UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21755

Name of Fund:  Enhanced Equity Yield & Premium Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Enhanced Equity Yield & Premium Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 06/30/05

Item 1 -   Report to Stockholders


Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.


Semi-Annual Reports
June 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. invest primarily in diversified portfolios of dividend-paying common stocks in an attempt to generate current income and employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums (the "Index Option Strategy").

These reports, including the financial information herein, are transmitted to shareholders of Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.


Officers and Directors


Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Vincent J. Costa, Vice President
Debra L. Jelilian, Vice President
Jonathan Clark, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbols
EEF  Enhanced Equity Yield Fund, Inc.
ECV  Enhanced Equity Yield & Premium Fund, Inc.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



A Letter From the President


Dear Shareholder


The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% - behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:


Total Returns as of June 30, 2005                                      6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             -0.81%        + 6.32%
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%        + 9.45%
International equities (MSCI Europe Australasia Far East Index)         -1.17%        +13.65%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%        + 6.80%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%        + 8.24%
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%        +10.10%


Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



A Discussion With Your Funds' Portfolio Managers


We are pleased to provide you with this first shareholder report for Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. - two newly organized, diversified, closed-end funds from Merrill Lynch Investment Managers.


Enhanced Equity Yield Fund, Inc.


What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its investment objectives, the Fund will invest primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also will employ a strategy of selling call options on equity indexes in an effort to generate gains from option premiums. Under this strategy, the Fund will sell call options primarily on the Standard & Poor's 500 (S&P 500) Index, although it may occasionally sell call options on other equity indexes as well. The goal is to provide shareholders with attractive quarterly income and capital appreciation potential.


How has the Fund performed since its inception in light of the existing market conditions?

As the Fund was being introduced in April, the S&P 500 Index had just weathered a difficult first quarter, having posted a three-month return of -2.15% as of March 31, 2005. Equity markets rallied in May, bolstered by subdued inflation and a positive employment report in April. Despite concerns regarding economic deceleration, slowing corporate profit growth and continued high oil prices, first-quarter earnings reports remained strong, with well over half of all companies that reported earnings surpassing their estimates. One of the biggest stories of the month centered on ratings agency Standard and Poor's downgrade of both General Motors Corporation and Ford Motor Company debt to non-investment grade status.

June brought a slowdown in the equity market rally that had commenced in May, as the specter of economic deceleration dampened markets, highlighted by a lower-than-expected Leading Economic Indicator series, disappointing durable goods data, and profit warnings from several companies. In addition, oil continued to pressure equity markets as the price climbed to a record high of $60 per barrel. As expected, the Federal Reserve Board (the Fed) announced another 25 basis point (.25%) increase in the federal funds rate on June 30, bringing the short-term interest rate target to 3.25%.

Since its inception on May 6, 2005 through June 30, 2005, the Common Stock of Enhanced Equity Yield Fund, Inc. had a total investment return of +.63%, based on a change in per share net asset value from $19.10 to $19.22. There were no dividends paid during the period. For the same period, the S&P 500 Index returned +2.02%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


How have you managed the Fund since its inception?

The Fund's initial offering period began on March 30, 2005 and ended on May 3, 2005. We worked diligently to invest the initial proceeds from the public offering in a diversified portfolio of dividend-paying common stocks and quickly achieved a fully invested portfolio.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



Our overall investment strategy involves a three-pronged approach aimed at achieving the Fund's objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of dividend-paying stocks that approximates the sector weights and risk characteristics of the S&P 500 Index. Second, we sell index call options in an effort to generate additional income for our shareholders. Finally, the third element of our investment strategy involves the periodic rebalancing of the portfolio in order to track the risks and composition of the S&P 500 Index. We believe that, over time, this approach should serve to offer our shareholders an enhanced return relative to the S&P 500 Index with a moderate level of volatility.


How would you characterize the Fund's position at the close of the period?

We do not foresee much danger of an economic recession, provided the Fed does not move the federal funds rate above 4% in 2005, which some fear could invert the yield curve. One factor that should help keep the economy from rolling over is the bond price rally at the long end of the Treasury curve (where yields have declined markedly), and the corresponding fall in mortgage rates to early-2004 lows. Another positive is that core inflation has slowed more quickly than anticipated, and inflationary pressures from commodity prices are fast retreating.

Nevertheless, there are also some unexpected negative developments affecting the U.S. economy that will exert downward pressure on growth. Higher energy prices have negative implications for both consumer spending and corporate profit growth. Profit growth may be put under further strain by the U.S. dollar rally that has ensued year-to-date. Through June 30, 2005, the dollar was up almost 12% against major currencies. On balance, we expect economic growth over the next 18 months to be considerably slower than we saw in the 18 months spanning late 2003 and 2004.

Against this backdrop, we are continuing in our efforts to maintain a portfolio that closely replicates the composition of the S&P 500 Index. The Fund was fully invested at period-end and is expected to begin paying quarterly dividends in August. Currently, prospects for the Fund's dividend yield remain within target.


Enhanced Equity Yield & Premium Fund, Inc.


What is the Fund's investment objective?

The Fund's primary investment objective is to provide shareholders with current income and gains. Its secondary objective is to provide capital appreciation consistent with the Fund's investment strategies and primary investment objective. In seeking to achieve its objectives, the Fund will invest primarily in a diversified portfolio of dividend-paying common stocks in an attempt to generate current income. Fund management also will employ a strategy of selling call options on equity indexes in an effort to generate gains from option premiums. Under this strategy, the Fund will sell call options primarily on the S&P 500 Index and the Nasdaq 100 Index. At times, the Fund may sell call options on other equity indexes as well. The goal is to provide shareholders with attractive income in addition to capital appreciation potential.

We follow a three-pronged approach in working to achieve the aforementioned objectives. First, we use a proprietary, quantitative model to build a diversified portfolio of high dividend paying stocks. The model portfolio will approximate the sector weights and risk characteristics of the S&P 500 and Nasdaq 100 indexes. Initially, our model will emphasize the S&P 500 Index, with a 75% allocation versus 25% of the Nasdaq 100. As the second element of our investment strategy, we will look to sell index call options around the portfolio to generate additional income. The goal is to provide shareholders with attractive income and capital appreciation potential. Finally, we intend to periodically rebalance the portfolio to maintain a composition similar to our blended S&P 500/Nasdaq 100 model.


How has the Fund performed since its inception?

Because the Fund began trading on the secondary market just days before the conclusion of the June 30, 2005 period, the performance data is not particularly telling. However, it is worth noting that the investing environment for dividend-paying stocks has been quite favorable as of late, and we are encouraged by this shareholder friendly environment. Companies continue to participate in mergers and acquisitions, stock buybacks and dividend payouts, a trend that we expect to continue.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



A Discussion With Your Funds' Portfolio Managers (concluded)


Based on an inception date of June 30, 2005 (essentially one day of trading), the Common Stock of Enhanced Equity Yield & Premium Fund, Inc. had a total investment return of -.58%, based on a change in per share net asset value from $19.10 to $18.99.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

In terms of portfolio activity, we worked diligently to invest the initial proceeds from the public offering in a diversified portfolio of dividend-paying common stocks and achieved a fully invested portfolio on the investment date, June 30, 2005.

We appreciate your interest in the newly organized Enhanced Equity Yield & Premium Fund, Inc. and look forward to providing a more comprehensive discussion of portfolio activity and performance in our next report to shareholders.


Jonathan Clark
Vice President and Portfolio Manager


Vincent J. Costa, CFA
Vice President and Portfolio Manager


Debra L. Jelilian
Vice President and Portfolio Manager


July 15, 2005



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



Portfolio Information                          Enhanced Equity Yield Fund, Inc.


As of June 30, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Exxon Mobil Corp.                                  3.4%
General Electric Co.                               3.4
Citigroup, Inc.                                    2.8
Microsoft Corp.                                    2.3
Bank of America Corp.                              2.3
Pfizer, Inc.                                       2.0
Altria Group, Inc.                                 1.8
JPMorgan Chase & Co.                               1.7
Intel Corp.                                        1.7
Johnson & Johnson                                  1.6


                                               Percent of
Five Largest Industries*                       Net Assets

Oil, Gas & Consumable Fuels                        7.6%
Commercial Banks                                   7.1
Pharmaceuticals                                    6.4
Diversified Financial Services                     4.9
Industrial Conglomerates                           4.7


                                               Percent of
                                                 Total
Sector* Representation                        Investments

Financials                                        22.0%
Information Technology                            12.4
Consumer Staples                                   9.2
Energy                                             8.4
Industrials                                        8.1
Health Care                                        8.0
Consumer Discretionary                             6.8
Utilities                                          6.4
Materials                                          5.2
Telecommunication Services                         4.1
Other**                                            9.4

 * For Fund compliance purposes, "Industries" and "Sector" mean any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.

** Includes portfolio holdings in short-term investments and options.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



Portfolio Information                Enhanced Equity Yield & Premium Fund, Inc.


As of June 30, 2005

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Microsoft Corp.                                    3.5%
Exxon Mobil Corp.                                  2.8
General Electric Co.                               2.8
Citigroup, Inc.                                    2.4
Intel Corp.                                        2.0
Altria Group, Inc.                                 1.7
Pfizer, Inc.                                       1.7
JPMorgan Chase & Co.                               1.6
Bank of America Corp.                              1.5
Verizon Communications, Inc.                       1.5


                                               Percent of
Five Largest Industries*                       Net Assets

Pharmaceuticals                                    7.2%
Commercial Banks                                   5.7
Software                                           5.3
Oil, Gas & Consumable Fuels                        4.8
Diversified Telecommunication Services             4.3


                                               Percent of
                                                 Total
Sector* Representation                        Investments

Financials                                         9.7%
Information Technology                             8.1
Consumer Discretionary                             5.2
Industrials                                        4.4
Health Care                                        4.3
Consumer Staples                                   4.1
Materials                                          3.4
Utilities                                          3.1
Energy                                             2.7
Telecommunication Services                         2.6
Other**                                           52.4

 * For Fund compliance purposes, "Industries" and "Sector" mean any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry and sector sub-classifications for reporting ease.

** Includes portfolio holdings in short-term investments and options.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments                                                                          Enhanced Equity Yield Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Aerospace & Defense--1.0%            14,000   Boeing Co.                                                            $     924,000
                                     54,600   Honeywell International, Inc.                                             1,999,998
                                     17,800   United Technologies Corp.                                                   914,030
                                                                                                                    -------------
                                                                                                                        3,838,028

Air Freight & Logistics--0.7%        42,300   United Parcel Service, Inc. Class B                                       2,925,468

Auto Components--0.6%               157,500   Dana Corp.                                                                2,364,075

Automobiles--1.3%                   246,800   Ford Motor Co.                                                            2,527,232
                                     76,300   General Motors Corp. (d)                                                  2,594,200
                                                                                                                    -------------
                                                                                                                        5,121,432

Beverages--1.3%                       8,300   Anheuser-Busch Cos., Inc.                                                   379,725
                                     58,000   The Coca-Cola Co.                                                         2,421,500
                                     42,300   PepsiCo, Inc.                                                             2,281,239
                                                                                                                    -------------
                                                                                                                        5,082,464

Biotechnology--0.4%                  11,600   Biogen Idec, Inc. (b)                                                       399,620
                                      8,600   Genzyme Corp. (b)                                                           516,774
                                     14,900   Gilead Sciences, Inc. (b)                                                   655,451
                                                                                                                    -------------
                                                                                                                        1,571,845

Capital Markets--2.9%                78,400   American Capital Strategies Ltd.                                          2,831,024
                                     75,900   The Charles Schwab Corp.                                                    856,152
                                      6,900   Franklin Resources, Inc.                                                    531,162
                                     19,000   Goldman Sachs Group, Inc.                                                 1,938,380
                                     11,200   Lehman Brothers Holdings, Inc.                                            1,111,936
                                     57,300   Morgan Stanley                                                            3,006,531
                                     21,500   T. Rowe Price Group, Inc.                                                 1,345,900
                                                                                                                    -------------
                                                                                                                       11,621,085

Chemicals--2.5%                      22,700   Air Products & Chemicals, Inc.                                            1,368,810
                                     49,300   The Dow Chemical Co.                                                      2,195,329
                                     52,900   E.I. du Pont de Nemours & Co.                                             2,275,229
                                     69,200   Lyondell Chemical Co.                                                     1,828,264
                                     19,800   Monsanto Co.                                                              1,244,826
                                     19,000   PPG Industries, Inc.                                                      1,192,440
                                                                                                                    -------------
                                                                                                                       10,104,898

Commercial Banks--7.1%               19,000   BB&T Corp.                                                                  759,430
                                    198,600   Bank of America Corp.                                                     9,058,146
                                     33,000   HSBC Holdings Plc (c)                                                     2,628,450
                                     14,100   Keycorp                                                                     467,415
                                     20,600   National City Corp.                                                         702,872
                                     94,100   Regions Financial Corp.                                                   3,188,108
                                    156,800   U.S. Bancorp                                                              4,578,560
                                     87,200   Wachovia Corp.                                                            4,325,120
                                     43,900   Wells Fargo & Co.                                                         2,703,362
                                                                                                                    -------------
                                                                                                                       28,411,463

Communications                      223,700   Cisco Systems, Inc. (b)                                                   4,274,907
Equipment--2.3%                      48,800   Corning, Inc. (b)                                                           811,056
                                    108,700   Motorola, Inc.                                                            1,984,862
                                     67,400   Qualcomm, Inc.                                                            2,224,874
                                                                                                                    -------------
                                                                                                                        9,295,699

Computers & Peripherals--3.3%        28,200   Apple Computer, Inc. (b)                                                  1,038,042
                                     85,000   Dell, Inc. (b)                                                            3,358,350
                                     83,300   EMC Corp. (b)                                                             1,142,043
                                    132,600   Hewlett-Packard Co.                                                       3,117,426
                                     61,300   International Business Machines Corp.                                     4,548,460
                                                                                                                    -------------
                                                                                                                       13,204,321

Containers & Packaging--0.5%         57,300   Temple-Inland, Inc.                                                       2,128,695


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (continued)                                                              Enhanced Equity Yield Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Diversified Financial               237,900   Citigroup, Inc.                                                       $  10,998,117
Services--4.9%                      197,300   JPMorgan Chase & Co.                                                      6,968,636
                                     34,900   Principal Financial Group                                                 1,462,310
                                                                                                                    -------------
                                                                                                                       19,429,063

Diversified Telecommunication        27,800   AT&T Corp.                                                                  529,312
Services--3.8%                      164,500   BellSouth Corp.                                                           4,370,765
                                     74,700   Citizens Communications Co.                                               1,003,968
                                     95,500   SBC Communications, Inc.                                                  2,268,125
                                     35,000   Sprint Corp.                                                                878,150
                                    173,100   Verizon Communications, Inc.                                              5,980,605
                                                                                                                    -------------
                                                                                                                       15,030,925

Electric Utilities--3.0%             12,000   Ameren Corp.                                                                663,600
                                     13,300   American Electric Power Co., Inc.                                           490,371
                                     69,800   Consolidated Edison, Inc.                                                 3,269,432
                                     11,400   FirstEnergy Corp.                                                           548,454
                                     71,500   Progress Energy, Inc.                                                     3,234,660
                                    106,400   The Southern Co.                                                          3,688,888
                                                                                                                    -------------
                                                                                                                       11,895,405

Electrical Equipment---0.7%          27,900   Emerson Electric Co.                                                      1,747,377
                                     19,000   Rockwell Automation, Inc.                                                   925,490
                                                                                                                    -------------
                                                                                                                        2,672,867

Energy Equipment                     35,200   Halliburton Co.                                                           1,683,264
& Services--0.7%                      7,300   Schlumberger Ltd.                                                           554,362
                                     11,100   Transocean, Inc. (b)                                                        599,067
                                                                                                                    -------------
                                                                                                                        2,836,693

Food & Staples Retailing--1.9%      134,400   Albertson's, Inc.                                                         2,779,392
                                     98,800   Wal-Mart Stores, Inc.                                                     4,762,160
                                                                                                                    -------------
                                                                                                                        7,541,552

Food Products--1.4%                 116,300   ConAgra Foods, Inc.                                                       2,693,508
                                    150,400   Sara Lee Corp.                                                            2,979,424
                                                                                                                    -------------
                                                                                                                        5,672,932

Gas Utilities--1.5%                  73,600   KeySpan Corp.                                                             2,995,520
                                     91,500   Oneok, Inc.                                                               2,987,475
                                                                                                                    -------------
                                                                                                                        5,982,995

Health Care Equipment                24,400   Baxter International, Inc.                                                  905,240
& Supplies--0.6%                     11,100   Guidant Corp.                                                               747,030
                                      8,500   Zimmer Holdings, Inc. (b)                                                   647,445
                                                                                                                    -------------
                                                                                                                        2,299,715

Health Care Providers                15,800   Caremark Rx, Inc. (b)                                                       703,416
& Services--0.6%                     21,200   WellPoint, Inc. (b)                                                       1,476,368
                                                                                                                    -------------
                                                                                                                        2,179,784

Hotels, Restaurants                  35,500   Carnival Corp.                                                            1,936,525
& Leisure--0.8%                      34,200   International Game Technology                                               962,730
                                     14,300   McDonald's Corp.                                                            396,825
                                                                                                                    -------------
                                                                                                                        3,296,080

Household Durables--1.3%             12,500   Black & Decker Corp.                                                      1,123,125
                                    132,300   Newell Rubbermaid, Inc.                                                   3,154,032
                                     35,000   Tupperware Corp.                                                            817,950
                                                                                                                    -------------
                                                                                                                        5,095,107

Household Products--1.1%             79,100   Procter & Gamble Co.                                                      4,172,525

IT Services--0.4%                    40,300   Automatic Data Processing, Inc.                                           1,691,391

Independent Power Producers         123,800   Duke Energy Corp.                                                         3,680,574
& Energy Traders--0.9%


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (continued)                                                              Enhanced Equity Yield Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Industrial Conglomerates--4.7%       38,300   3M Co.                                                                $   2,769,090
                                    391,400   General Electric Co.                                                     13,562,010
                                     82,400   Tyco International Ltd.                                                   2,406,080
                                                                                                                    -------------
                                                                                                                       18,737,180

Insurance--3.2%                      95,300   AON Corp.                                                                 2,386,312
                                      7,800   The Allstate Corp.                                                          466,050
                                     96,900   American International Group, Inc.                                        5,629,890
                                     28,300   Lincoln National Corp.                                                    1,327,836
                                     40,600   Marsh & McLennan Cos., Inc.                                               1,124,620
                                     46,900   The St. Paul Travelers Cos., Inc.                                         1,853,957
                                                                                                                    -------------
                                                                                                                       12,788,665

Internet & Catalog Retail--0.4%      41,900   eBay, Inc. (b)                                                            1,383,119

Internet Software & Services--0.4%   45,100   Yahoo!, Inc. (b)                                                          1,562,715

Leisure Equipment                    33,900   Eastman Kodak Co.                                                           910,215
& Products--0.2%

Machinery--1.0%                      19,600   Eaton Corp.                                                               1,174,040
                                     19,900   Illinois Tool Works, Inc.                                                 1,585,632
                                     16,800   Ingersoll-Rand Co. Class A                                                1,198,680
                                                                                                                    -------------
                                                                                                                        3,958,352

Media--1.1%                          67,600   Time Warner, Inc. (b)                                                     1,129,596
                                     69,300   Viacom, Inc. Class B                                                      2,218,986
                                     37,400   Walt Disney Co.                                                             941,732
                                                                                                                    -------------
                                                                                                                        4,290,314

Metals & Mining--1.3%                55,200   Alcoa, Inc.                                                               1,442,376
                                     17,300   Nucor Corp.                                                                 789,226
                                     10,400   Phelps Dodge Corp.                                                          962,000
                                    112,300   Worthington Industries                                                    1,774,340
                                                                                                                    -------------
                                                                                                                        4,967,942

Multi-Utilities--1.0%                48,700   Dominion Resources, Inc.                                                  3,574,093
                                      8,300   Public Service Enterprise Group, Inc.                                       504,806
                                                                                                                    -------------
                                                                                                                        4,078,899

Multiline Retail--0.1%                3,300   Sears Holdings Corp. (b)                                                    494,571

Oil, Gas & Consumable Fuels--7.6%    43,500   BP Plc (c)                                                                2,713,530
                                     64,300   Chevron Corp.                                                             3,595,656
                                     31,000   ConocoPhillips                                                            1,782,190
                                    236,600   Exxon Mobil Corp.                                                        13,597,402
                                     15,854   Kerr-McGee Corp.                                                          1,209,819
                                     38,900   Kinder Morgan, Inc.                                                       3,236,480
                                     39,900   Nordic American Tanker Shipping                                           1,693,755
                                    133,300   USEC, Inc.                                                                1,951,512
                                      9,400   Unocal Corp.                                                                611,470
                                                                                                                    -------------
                                                                                                                       30,391,814

Paper & Forest Products--0.9%        43,100   International Paper Co.                                                   1,302,051
                                     24,200   MeadWestvaco Corp.                                                          678,568
                                     21,600   Weyerhaeuser Co.                                                          1,374,840
                                                                                                                    -------------
                                                                                                                        3,355,459

Personal Products--0.4%              34,300   The Gillette Co.                                                          1,736,609

Pharmaceuticals--6.4%                71,900   Abbott Laboratories                                                       3,523,819
                                     34,200   Bristol-Myers Squibb Co.                                                    854,316
                                     26,100   Eli Lilly & Co.                                                           1,454,031
                                     96,300   Johnson & Johnson                                                         6,259,500
                                    131,700   Merck & Co., Inc.                                                         4,056,360
                                    284,200   Pfizer, Inc.                                                              7,838,236
                                     19,600   Schering-Plough Corp.                                                       373,576
                                     28,600   Wyeth                                                                     1,272,700
                                                                                                                    -------------
                                                                                                                       25,632,538


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (continued)                                                              Enhanced Equity Yield Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Real Estate--1.7%                    58,300   Annaly Mortgage Management, Inc.                                      $   1,045,319
                                     97,800   Equity Office Properties Trust                                            3,237,180
                                    144,900   Friedman Billings Ramsey Group, Inc. Class A                              2,072,070
                                      7,600   Simon Property Group, Inc.                                                  550,924
                                                                                                                    -------------
                                                                                                                        6,905,493

Semiconductors & Semiconductor       12,900   Analog Devices, Inc.                                                        481,299
Equipment--3.0%                      57,800   Applied Materials, Inc.                                                     935,204
                                    252,500   Intel Corp.                                                               6,580,150
                                     20,900   Linear Technology Corp.                                                     766,821
                                     21,000   Maxim Integrated Products, Inc.                                             802,410
                                     59,500   Texas Instruments, Inc.                                                   1,670,165
                                     25,900   Xilinx, Inc.                                                                660,450
                                                                                                                    -------------
                                                                                                                       11,896,499

Software--3.0%                       10,700   Electronic Arts, Inc. (b)                                                   605,727
                                    364,800   Microsoft Corp.                                                           9,061,632
                                    155,600   Oracle Corp. (b)                                                          2,053,920
                                                                                                                    -------------
                                                                                                                       11,721,279

Specialty Retail--1.0%               17,600   Best Buy Co., Inc.                                                        1,206,480
                                     73,800   Home Depot, Inc.                                                          2,870,820
                                                                                                                    -------------
                                                                                                                        4,077,300

Thrifts & Mortgage Finance--2.1%     20,400   Fannie Mae                                                                1,191,360
                                     10,700   Freddie Mac                                                                 697,961
                                    150,900   New York Community Bancorp, Inc.                                          2,734,308
                                     93,400   Washington Mutual, Inc.                                                   3,800,446
                                                                                                                    -------------
                                                                                                                        8,424,075

Tobacco--3.1%                       111,700   Altria Group, Inc.                                                        7,222,522
                                     37,500   Reynolds American, Inc.                                                   2,955,000
                                     46,800   UST, Inc.                                                                 2,136,888
                                                                                                                    -------------
                                                                                                                       12,314,410

Wireless Telecommunication           39,000   Nextel Communications, Inc. Class A (b)                                   1,260,090
Services--0.3%

                                              Total Common Stocks
                                              (Cost--$358,921,423)--90.4%                                             360,034,619


                                 Beneficial
                                   Interest   Short-Term Securities
                                $38,101,828   Merrill Lynch Liquidity Series, LLC
                                              Money Market Series (a)(e)                                               38,101,828

                                              Total Short-Term Securities
                                              (Cost--$38,101,828)--9.5%                                                38,101,828


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (concluded)                                                              Enhanced Equity Yield Fund, Inc.

                                  Number of
                                  Contracts   Options Purchased                                                         Value
Call Options Purchased--0.0%            200   S&P 500 Index Option, expiring July 2005 at USD 122.5,
                                              Broker Deutsche Bank                                                  $      16,000
                                        300   S&P 500 Index Option, expiring July 2005 at USD 122.5,
                                              Broker Lehman Brothers                                                       24,000

                                              Total Options Purchased
                                              (Premiums Paid--$280,500)--0.0%                                              40,000

                                              Total Investments
                                              (Cost--$397,303,751)--99.9%                                             398,176,447


                                              Options Written
Call Options Written--(0.1%)            100   S&P 500 Index Option, expiring July 2005 at USD 120.5,
                                              Broker Deutsche Bank                                                       (40,000)
                                        300   S&P 500 Index Option, expiring July 2005 at USD 120.5,
                                              Broker Lehman Brothers                                                    (120,000)
                                        100   S&P 500 Index Option, expiring July 2005 at USD 120.5,
                                              Broker USB Warburg                                                         (40,000)
                                        250   S&P 500 Index Option, expiring July 2005 at USD 121,
                                              Broker Deutsche Bank                                                       (67,500)
                                        500   S&P 500 Index Option, expiring July 2005 at USD 121,
                                              Broker Lehman Brothers                                                    (135,000)
                                        250   S&P 500 Index Option, expiring July 2005 at USD 121.5,
                                              Broker Deutsche Bank                                                       (46,250)
                                        500   S&P 500 Index Option, expiring July 2005 at USD 121.5,
                                              Broker Lehman Brothers                                                     (92,500)

                                              Total Options Written
                                              (Premiums Received--$2,224,249)--(0.1%)                                   (541,250)

Total Investments  (Cost--$395,079,502**)--99.8%                                                                      397,635,197
Other Assets Less Liabilities--0.2%                                                                                       711,159
                                                                                                                    -------------
Net Assets--100.0%                                                                                                  $ 398,346,356
                                                                                                                    =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
    Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of
    June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                          $   395,079,502
                                                            ===============
    Gross unrealized appreciation                           $    10,599,965
    Gross unrealized depreciation                               (8,044,270)
                                                            ---------------
    Net unrealized appreciation                             $     2,555,695
                                                            ===============

(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as
    "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                    Net            Interest
    Affiliate                                     Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $ 38,101,828    $   124,161

(b) Non-income producing security.

(c) Depositary Receipts.

(d) Security, or a portion of security, is on loan.

(e) A portion of security was purchased with the cash proceeds from securities loans.

    Financial futures contracts purchased on June 30, 2005 were as follows:

    Number of                    Expiration         Face         Unrealized
    Contracts     Issue             Date           Value       Depreciation

      97      S&P 500 Index    September 2005   $ 29,391,737     $(400,862)

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments                                                                Enhanced Equity Yield & Premium Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Aerospace & Defense--1.6%             4,552   Boeing Co.                                                            $     300,432
                                     16,000   General Dynamics Corp.                                                    1,752,640
                                     46,800   Honeywell International, Inc.                                             1,714,284
                                     26,600   Raytheon Co.                                                              1,040,592
                                                                                                                    -------------
                                                                                                                        4,807,948

Air Freight & Logistic--0.2%          6,600   United Parcel Service, Inc. Class B                                         456,456

Airlines--0.1%                       77,200   Delta Air Lines, Inc. (c)                                                   290,272

Auto Components--0.5%                54,500   Dana Corp.                                                                  818,045
                                    173,700   Delphi Corp.                                                                807,705
                                                                                                                    -------------
                                                                                                                        1,625,750

Automobiles--1.4%                   207,400   Ford Motor Co.                                                            2,123,776
                                     63,300   General Motors Corp.                                                      2,152,200
                                                                                                                    -------------
                                                                                                                        4,275,976

Beverages--1.2%                      71,200   The Coca-Cola Co.                                                         2,972,600
                                     13,600   PepsiCo, Inc.                                                               733,448
                                                                                                                    -------------
                                                                                                                        3,706,048

Biotechnology--1.1%                  17,000   Amgen, Inc. (c)                                                           1,027,820
                                     28,800   Biogen Idec, Inc. (c)                                                       992,160
                                     29,000   Gilead Sciences, Inc. (c)                                                 1,275,710
                                                                                                                    -------------
                                                                                                                        3,295,690

Building Products--0.2%              16,500   Masco Corp.                                                                 524,040

Capital Markets--2.0%                71,000   American Capital Strategies Ltd.                                          2,563,810
                                     47,000   The Bank of New York Co., Inc.                                            1,352,660
                                     42,600   Morgan Stanley                                                            2,235,222
                                                                                                                    -------------
                                                                                                                        6,151,692


Chemicals--3.0%                      43,500   The Dow Chemical Co.                                                      1,937,055
                                     44,600   E.I. du Pont de Nemours & Co.                                             1,918,246
                                     19,200   Eastman Chemical Co.                                                      1,058,880
                                     65,900   Lyondell Chemical Co.                                                     1,741,078
                                     18,300   Monsanto Co.                                                              1,150,521
                                     20,600   PPG Industries, Inc.                                                      1,292,856
                                                                                                                    -------------
                                                                                                                        9,098,636

Commercial Banks--5.7%               11,000   BB&T Corp.                                                                  439,670
                                    100,800   Bank of America Corp.                                                     4,597,488
                                     31,500   HSBC Holdings Plc (a)                                                     2,508,975
                                     12,000   National City Corp.                                                         409,440
                                      5,700   PNC Financial Services Group, Inc.                                          310,422
                                     83,900   Regions Financial Corp.                                                   2,842,532
                                    123,900   U.S. Bancorp                                                              3,617,880
                                     31,700   Wachovia Corp.                                                            1,572,320
                                     16,300   Wells Fargo & Co.                                                         1,003,754
                                                                                                                    -------------
                                                                                                                       17,302,481

Commercial Services &                28,700   Pitney Bowes, Inc.                                                        1,249,885
Supplies--0.8%                       36,300   RR Donnelley & Sons Co.                                                   1,252,713
                                                                                                                    -------------
                                                                                                                        2,502,598

Communications Equipment--3.3%      136,300   Ciena Corp. (c)                                                             284,867
                                    153,400   Cisco Systems, Inc. (c)                                                   2,931,474
                                     29,200   Corning, Inc. (c)                                                           485,304
                                    325,500   JDS Uniphase Corp. (c)                                                      494,760
                                     20,012   Juniper Networks, Inc. (c)                                                  503,902
                                     65,800   Motorola, Inc.                                                            1,201,508
                                    126,900   Qualcomm, Inc.                                                            4,188,969
                                                                                                                    -------------
                                                                                                                       10,090,784


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (continued)                                                    Enhanced Equity Yield & Premium Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Computers & Peripherals--3.0%        83,600   Apple Computer, Inc. (c)                                              $   3,077,316
                                     41,800   Dell, Inc. (c)                                                            1,651,518
                                     95,000   Hewlett-Packard Co.                                                       2,233,450
                                     18,300   International Business Machines Corp.                                     1,357,860
                                     29,700   Network Appliance, Inc. (c)                                                 839,619
                                                                                                                    -------------
                                                                                                                        9,159,763

Consumer Finance--0.0%                1,400   MBNA Corp.                                                                   36,624

Containers & Packaging--1.0%         94,700   Packaging Corp. of America                                                1,993,435
                                     24,700   Temple-Inland, Inc.                                                         917,605
                                                                                                                    -------------
                                                                                                                        2,911,040

Distributors--0.4%                   29,900   Genuine Parts Co.                                                         1,228,591

Diversified Financial               159,300   Citigroup, Inc.                                                           7,364,439
Services--4.1%                      141,900   JPMorgan Chase & Co.                                                      5,011,908
                                                                                                                    -------------
                                                                                                                       12,376,347

Diversified Telecommunication       132,800   BellSouth Corp.                                                           3,528,496
Services--4.3%                       81,400   Citizens Communications Co.                                               1,094,016
                                    159,101   Level 3 Communications, Inc. (c)                                            322,975
                                     19,384   MCI, Inc.                                                                   498,363
                                    116,500   Qwest Communications International Inc. (c)                                 432,215
                                     20,700   SBC Communications, Inc.                                                    491,625
                                    120,700   Telefonos de Mexico SA de CV (a)                                          2,280,023
                                    129,300   Verizon Communications, Inc.                                              4,467,315
                                                                                                                    -------------
                                                                                                                       13,115,028

Electric Utilities--3.2%             13,700   Consolidated Edison, Inc.                                                   641,708
                                      7,900   FPL Group, Inc.                                                             332,274
                                      6,600   FirstEnergy Corp.                                                           317,526
                                     61,300   Progress Energy, Inc.                                                     2,773,212
                                     88,500   The Southern Co.                                                          3,068,295
                                    131,900   TECO Energy, Inc.                                                         2,494,229
                                                                                                                    -------------
                                                                                                                        9,627,244

Electrical Equipment--1.2%           40,340   American Power Conversion Corp.                                             951,621
                                     25,600   Emerson Electric Co.                                                      1,603,328
                                     19,300   Rockwell Automation, Inc.                                                   940,103
                                                                                                                    -------------
                                                                                                                        3,495,052

Energy Equipment & Services--0.5%    32,600   Halliburton Co.                                                           1,558,932

Food & Staples Retailing--1.1%       57,900   Albertson's, Inc.                                                         1,197,372
                                     44,800   Wal-Mart Stores, Inc.                                                     2,159,360
                                                                                                                    -------------
                                                                                                                        3,356,732

Food Products--1.9%                 121,100   ConAgra Foods, Inc.                                                       2,804,676
                                    146,100   Sara Lee Corp.                                                            2,894,241
                                                                                                                    -------------
                                                                                                                        5,698,917

Gas Utilities--1.8%                  51,300   Atmos Energy Corp.                                                        1,477,440
                                     78,400   Oneok, Inc.                                                               2,559,760
                                     32,300   Peoples Energy Corp.                                                      1,403,758
                                                                                                                    -------------
                                                                                                                        5,440,958

Health Care Providers                 9,200   Manor Care, Inc.                                                            365,516
& Services--0.1%

Hotels, Restaurants &                64,800   McDonald's Corp.                                                          1,798,200
Leisure--1.0%                        23,100   Starwood Hotels & Resorts Worldwide, Inc.                                 1,352,967
                                                                                                                    -------------
                                                                                                                        3,151,167

Household Durables--1.9%            112,800   Newell Rubbermaid, Inc.                                                   2,689,152
                                     84,200   Tupperware Corp.                                                          1,967,754
                                     14,500   Whirlpool Corp.                                                           1,016,595
                                                                                                                    -------------
                                                                                                                        5,673,501


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (continued)                                                    Enhanced Equity Yield & Premium Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                             Value
Household Products--0.5%             29,300   Procter & Gamble Co.                                                  $   1,545,575

Industrial Conglomerates--4.0%       29,900   3M Co.                                                                    2,161,770
                                    244,700   General Electric Co.                                                      8,478,855
                                     52,100   Tyco International Ltd.                                                   1,521,320
                                                                                                                    -------------
                                                                                                                       12,161,945

Insurance--2.7%                      31,600   The Allstate Corp.                                                        1,888,100
                                     33,500   American International Group, Inc.                                        1,946,350
                                     69,800   Arthur J. Gallagher & Co.                                                 1,893,674
                                     26,700   Lincoln National Corp.                                                    1,252,764
                                     43,500   Marsh & McLennan Cos., Inc.                                               1,204,950
                                                                                                                    -------------
                                                                                                                        8,185,838

Internet & Catalog Retail--0.7%      67,707   eBay, Inc. (c)                                                            2,235,008

Internet Software                    12,000   VeriSign, Inc. (c)                                                          345,120
& Services--0.9%                     65,600   Yahoo!, Inc. (c)                                                          2,273,040
                                                                                                                    -------------
                                                                                                                        2,618,160

Leisure Equipment                    61,800   Mattel, Inc.                                                              1,130,940
& Products--0.4%

Machinery--0.7%                      30,500   Paccar, Inc.                                                              2,074,000

Media--2.1%                          16,900   Comcast Corp. Class A (c)                                                   518,830
                                     36,613   EchoStar Communications Corp. Class A                                     1,103,882
                                    133,300   Regal Entertainment Group Series A                                        2,516,704
                                     83,500   Sirius Satellite Radio, Inc. (c)                                            541,080
                                     41,800   Viacom, Inc. Class B                                                      1,338,436
                                     12,000   XM Satellite Radio Holdings, Inc. Class A (c)                               403,920
                                                                                                                    -------------
                                                                                                                        6,422,852

Metals & Mining--1.6%                47,400   Alcoa, Inc.                                                               1,238,562
                                     26,600   Freeport-McMoRan Copper & Gold, Inc. Class B                                995,904
                                     20,300   Nucor Corp.                                                                 926,086
                                    113,300   Worthington Industries                                                    1,790,140
                                                                                                                    -------------
                                                                                                                        4,950,692

Multi-Utilities--1.0%                41,500   Dominion Resources, Inc.                                                  3,045,685

Multiline Retail--0.4%                8,100   Sears Holdings Corp. (c)                                                  1,213,947

Oil, Gas & Consumable                22,900   Chevron Corp.                                                             1,280,568
Fuels--4.8%                           9,100   ConocoPhillips                                                              523,159
                                    146,800   Exxon Mobil Corp.                                                         8,436,596
                                     32,900   Kinder Morgan, Inc.                                                       2,737,280
                                    114,700   USEC, Inc.                                                                1,679,208
                                                                                                                    -------------
                                                                                                                       14,656,811

Paper & Forest Products--1.1%        45,200   International Paper Co.                                                   1,365,492
                                     41,900   MeadWestvaco Corp.                                                        1,174,876
                                     14,300   Weyerhaeuser Co.                                                            910,195
                                                                                                                    -------------
                                                                                                                        3,450,563

Pharmaceuticals--7.2%                53,500   Abbott Laboratories                                                       2,622,035
                                    140,700   Bristol-Myers Squibb Co.                                                  3,514,686
                                     41,000   Eli Lilly & Co.                                                           2,284,110
                                     43,200   Johnson & Johnson                                                         2,808,000
                                    110,600   Merck & Co., Inc.                                                         3,406,480
                                    182,100   Pfizer, Inc.                                                              5,022,318
                                     49,600   Wyeth                                                                     2,207,200
                                                                                                                    -------------
                                                                                                                       21,864,829


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (continued)                                                    Enhanced Equity Yield & Premium Fund, Inc.

Industry*                       Shares Held   Common Stocks                                                                 Value
Real Estate--1.9%                    68,900   American Financial Realty Trust                                       $   1,059,682
                                    143,600   Annaly Mortgage Management, Inc.                                          2,574,748
                                    125,300   Friedman Billings Ramsey Group, Inc. Class A                              1,791,790
                                      4,400   Simon Property Group, Inc.                                                  318,956
                                                                                                                    -------------
                                                                                                                        5,745,176

Semiconductors & Semiconductor       18,920   Broadcom Corp. Class A (c)                                                  671,849
Equipment--3.3%                     229,940   Intel Corp.                                                               5,992,236
                                     12,700   Marvell Technology Group Ltd. (a)(c)                                        483,108
                                     37,561   Maxim Integrated Products, Inc.                                           1,435,206
                                     18,600   Texas Instruments, Inc.                                                     522,102
                                     37,300   Xilinx, Inc.                                                                951,150
                                                                                                                    -------------
                                                                                                                       10,055,651

Software--5.3%                       11,600   Adobe Systems, Inc.                                                         331,992
                                     15,500   Autodesk, Inc.                                                              532,735
                                     22,498   Electronic Arts, Inc. (c)                                                 1,273,612
                                    431,300   Microsoft Corp.                                                          10,713,492
                                    182,462   Oracle Corp. (c)                                                          2,408,498
                                     45,600   Siebel Systems, Inc.                                                        405,840
                                     19,600   Symantec Corp. (c)                                                          426,104
                                                                                                                    -------------
                                                                                                                       16,092,273

Specialty Retail--1.4%               45,300   Home Depot, Inc.                                                          1,762,170
                                     45,300   Limited Brands                                                              970,326
                                     71,000   Staples, Inc.                                                             1,513,720
                                                                                                                    -------------
                                                                                                                        4,246,216

Thrifts & Mortgage Finance--2.4%    109,300   Doral Financial Corp.                                                     1,807,822
                                     15,600   Fannie Mae                                                                  911,040
                                     52,300   IndyMac Bancorp, Inc.                                                     2,130,179
                                    141,000   New York Community Bancorp, Inc.                                          2,554,920
                                                                                                                    -------------
                                                                                                                        7,403,961

Tobacco--3.2%                        80,900   Altria Group, Inc.                                                        5,230,994
                                     30,600   Reynolds American, Inc.                                                   2,411,280
                                     47,700   UST, Inc.                                                                 2,177,982
                                                                                                                    -------------
                                                                                                                        9,820,256

Wireless Telecommunication           65,008   Nextel Communications, Inc. Class A (c)                                   2,100,409
Services--0.7%

                                              Total Common Stocks
                                              (Cost--$284,032,429)--92.9%                                             282,344,570


                                       Face
                                     Amount   Short-Term Securities
U.S. Government, Agency &      $305,643,000   Federal Home Loan Bank, 2.95% due 7/06/2005                             305,517,771
Obligations--Discount***


                                 Beneficial
                                   Interest
                              $   5,493,280   Merrill Lynch Liquidity Series, LLC
                                              Money Market Series (b)                                                   5,493,280

                                              Total Short-Term Securities
                                              (Cost--$311,011,051)--102.3%                                            311,011,051


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Schedule of Investments (concluded)                                                    Enhanced Equity Yield & Premium Fund, Inc.

                                  Number of
                                  Contracts   Options Written                                                               Value
Call Options Written--(0.2%)            100   Nasdaq Index 100, expiring July 2005 at USD 151.5,
                                              Broker Deutsche Bank                                                 $     (62,000)
                                        200   Nasdaq Index 100, expiring July 2005 at USD 151.5,
                                              Broker Lehman Brothers                                                    (124,000)
                                        250   S&P 500 Flex Option, expiring July 2005 at USD 120,
                                              Broker Deutsche Bank                                                      (145,000)
                                        200   S&P 500 Flex Option, expiring July 2005 at USD 120.5,
                                              Broker Deutsche Bank                                                       (80,000)
                                        500   S&P 500 Flex Option, expiring July 2005 at USD 120.5,
                                              Broker Lehman Brothers                                                    (200,000)
                                        150   S&P 500 Flex Option, expiring July 2005 at USD 120.5,
                                              Broker USB Warburg                                                         (60,000)

                                              Total Options Written
                                              (Premiums Received--$1,104,300 )--(0.2%)                                  (671,000)

Total Investments (Cost--$593,939,180**)--195.0%                                                                      592,684,621
Liabilities in Excess of Other Assets--(95.0%)                                                                      (288,777,033)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $  303,907,588
                                                                                                                   ==============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by
    Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments, net of options written, as of
    June 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                        $     593,939,180
                                                          =================
    Gross unrealized appreciation                         $         472,610
    Gross unrealized depreciation                               (1,727,169)
                                                          -----------------
    Net unrealized depreciation                           $     (1,254,559)
                                                          =================

*** Certain U.S. Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

(a) Depositary Receipts.

(b) Investments in companies considered to be an affiliate of the Fund (such companies are defined as
    "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                    Net            Interest
    Affiliate                                     Activity           Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                      $  5,493,280        $   452


(c) Non-income producing security.

    Financial futures contracts purchased on June 30, 2005 were as follows:



    Number of                    Expiration         Face         Unrealized
    Contracts     Issue             Date           Value       Depreciation

      90     Nasdaq 100 Index  September 2005   $ 13,566,633    $  (39,633)
      25      S&P 500 Index    September 2005   $  7,523,606       (51,731)
                                                                -----------
    Total                                                       $  (91,364)
                                                                ===========

    See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Statements of Assets, Liabilities and Capital
                                                                                                                     Enhanced
                                                                                                   Enhanced        Equity Yield
                                                                                                 Equity Yield       & Premium
As of June 30, 2005                                                                               Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*++++                                   $   360,034,619    $   587,862,341
       Investments in affiliated securities, at value**                                             38,101,828          5,493,280
       Options purchased, at value***                                                                   40,000                 --
       Cash                                                                                                 --            100,562
       Cash on deposit for financial futures contracts                                               1,575,000                 --
       Dividends receivable                                                                            649,301                 --
       Interest receivable from affiliates                                                              81,410                452
       Receivable for capital shares sold                                                               14,841                 --
       Receivable for options written                                                                   50,700          1,104,300
       Receivable for securities lending                                                                   827                 --
                                                                                               ---------------    ---------------
       Total assets                                                                                400,548,526        594,560,935
                                                                                               ---------------    ---------------

Liabilities

       Collateral on securities loaned, at value                                                       168,000                 --
       Options written, at value****                                                                   541,250            671,000
       Payable to investment adviser                                                                   575,353              8,324
       Payable for variation margin                                                                    179,450             91,364
       Payable for securities purchased                                                                     --        289,525,709
       Payable for other affiliates                                                                      1,230                 --
       Custodian bank payable                                                                          231,425                 --
       Offering costs payable                                                                          398,921            356,180
       Payable for options purchased                                                                    82,800                 --
       Accrued expenses                                                                                 23,741                770
                                                                                               ---------------    ---------------
       Total liabilities                                                                             2,202,170        290,653,347
                                                                                               ---------------    ---------------

Net Assets

       Net assets                                                                              $   398,346,356    $   303,907,588
                                                                                               ===============    ===============

Capital

       Undistributed investment income--net                                                          1,164,165             16,403
       Accumulated realized capital losses--net                                                      (397,834)                 --
       Unrealized appreciation/depreciation--net                                                     2,154,833        (1,345,923)
                                                                                               ---------------    ---------------
       Total accumulated gains (losses)--net                                                         2,921,164        (1,329,520)
       Common Stock, par value $.10 per share, 200,000,000 shares authorized++                       2,073,024          1,600,524
       Paid-in capital in excess of par                                                            393,352,168        303,636,584
                                                                                               ---------------    ---------------
           Net Assets                                                                          $   398,346,356    $   303,907,588
                                                                                               ===============    ===============
           Net Asset Value                                                                     $         19.22    $         18.99
                                                                                               ===============    ===============
           Market Price                                                                        $         19.56    $         20.08
                                                                                               ===============    ===============
         * Unaffiliated securities identified cost                                             $   358,921,423    $   589,550,200
                                                                                               ===============    ===============
        ** Affiliated securities identified cost                                               $    38,101,828    $     5,493,280
                                                                                               ===============    ===============
       *** Options purchased identified cost                                                   $       280,500                 --
                                                                                               ===============    ===============
      **** Options written proceeds                                                            $     2,224,249    $     1,104,300
                                                                                               ===============    ===============
        ++ Shares of Common Stock outstanding                                                  $    20,730,236    $    16,005,236
                                                                                               ===============    ===============
      ++++ Including securities loaned                                                         $       163,200                 --
                                                                                               ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Statements of Operations
                                                                                                                     Enhanced
                                                                                                   Enhanced        Equity Yield
                                                                                                 Equity Yield       & Premium
For the Period Ended June 30, 2005++                                                              Fund, Inc.        Fund, Inc.
Investment Income

       Dividends                                                                               $     1,518,438                 --
       Interest*                                                                                       263,421    $        25,497
       Securities lending--net                                                                           1,351                 --
                                                                                               ---------------    ---------------
       Total income                                                                                  1,783,210             25,497
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                        575,353              8,324
       Accounting services                                                                              16,889                287
       Printing and shareholder reports                                                                  7,862                106
       Custodian fees                                                                                    4,190                 74
       Professional fees                                                                                 4,092                 65
       Transfer agent fees                                                                               4,082                 84
       Directors' fees and expenses                                                                      3,763                 70
       Pricing fees                                                                                        127                  2
       Other                                                                                             2,687                 82
                                                                                               ---------------    ---------------
       Total expenses                                                                                  619,045              9,094
                                                                                               ---------------    ---------------
       Investment income--net                                                                        1,164,165             16,403
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          1,936,609                 --
           Financial futures contracts--net                                                            600,794                 --
           Options written--net                                                                    (2,935,237)                 --
                                                                                               ---------------    ---------------
       Total realized loss--net                                                                      (397,834)                 --
       Unrealized appreciation/depreciation on:
           Investments--net                                                                            872,696        (1,687,859)
           Financial futures contracts--net                                                          (400,862)           (91,364)
           Options written--net                                                                      1,682,999            433,300
                                                                                               ---------------    ---------------
       Total unrealized appreciation/depreciation--net                                               2,154,833        (1,345,923)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain (loss)--net                                                1,756,999        (1,345,923)
                                                                                               ---------------    ---------------
       Net Increase (Decrease) in Net Assets Resulting from Operations                         $     2,921,164    $   (1,329,520)
                                                                                               ===============    ===============
         * Interest from affiliates                                                            $       122,810    $           452
                                                                                               ===============    ===============

        ++ Enhanced Equity Yield Fund, Inc. commenced operations on May 6, 2005 and
           Enhanced Equity Yield & Premium Fund, Inc. commenced operations on June 30, 2005.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Statement of Changes in Net Assets                                                               Enhanced Equity Yield Fund, Inc.
                                                                                                                  For the Period
                                                                                                                  May 6, 2005++
                                                                                                                   to June 30,
Increase (Decrease) in Net Assets:                                                                                     2005
Operations

       Investment income--net                                                                                     $     1,164,165
       Realized loss--net                                                                                               (397,834)
       Unrealized appreciation/depreciation--net                                                                        2,154,833
                                                                                                                  ---------------
       Net increase in net assets resulting from operations                                                             2,921,164

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                                     395,847,500
       Offering costs resulting from the issuance of Common Stock                                                       (522,316)
                                                                                                                  ---------------
       Net increase in net assets resulting from Common Stock transactions                                            395,325,184
                                                                                                                  ---------------

Net Assets

       Total increase in net assets                                                                                   398,246,348
       Beginning of period                                                                                                100,008
                                                                                                                  ---------------
       End of period*                                                                                             $   398,346,356
                                                                                                                  ===============
         * Undistributed investment income--net                                                                   $     1,164,165
                                                                                                                  ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


Statement of Changes in Net Assets                                                     Enhanced Equity Yield & Premium Fund, Inc.
                                                                                                                   For June 30,
Increase (Decrease) in Net Assets:                                                                                    2005++
Operations

       Investment income--net                                                                                     $        16,403
       Unrealized appreciation/depreciation--net                                                                      (1,345,923)
                                                                                                                  ---------------
       Net decrease in net assets resulting from operations                                                           (1,329,520)
                                                                                                                  ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                                     305,600,000
       Offering costs resulting from the issuance of Common Stock                                                       (462,900)
                                                                                                                  ---------------
       Net increase in net assets resulting from Common Stock transactions                                            305,137,100
                                                                                                                  ---------------

Net Assets

       Total increase in net assets                                                                                   303,807,580
       Beginning of period                                                                                                100,008
                                                                                                                  ---------------
       End of period*                                                                                             $   303,907,588
                                                                                                                  ===============
         * Undistributed investment income--net                                                                   $        16,403
                                                                                                                  ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Financial Highlights                                                                             Enhanced Equity Yield Fund, Inc.
                                                                                                                  For the Period
                                                                                                                  May 6, 2005++
The following per share data and ratios have been derived                                                          to June 30,
from information provided in the financial statements.                                                                 2005
Per Share Operating Performance

       Net asset value, beginning of period                                                                       $         19.10
                                                                                                                  ---------------
       Investment income--net***                                                                                              .06
       Realized and unrealized gain--net                                                                                      .09
                                                                                                                  ---------------
       Total from investment operations                                                                                       .15
                                                                                                                  ---------------
       Offering costs resulting from the issuance of Common Stock                                                           (.03)
                                                                                                                  ---------------
       Net asset value, end of period                                                                             $         19.22
                                                                                                                  ===============
       Market price per share, end of period                                                                      $         19.56
                                                                                                                  ===============

Total Investment Return**

       Based on net asset value per share                                                                                 .63%+++
                                                                                                                  ===============
       Based on market price per share                                                                                 (2.20%)+++
                                                                                                                  ===============

Ratios to Average Net Assets

       Expenses                                                                                                            1.08%*
                                                                                                                  ===============
       Investment income--net                                                                                              2.02%*
                                                                                                                  ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                                   $       398,346
                                                                                                                  ===============
       Portfolio turnover                                                                                                    .85%
                                                                                                                  ===============

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Financial Highlights                                                                   Enhanced Equity Yield & Premium Fund, Inc.

The following per share data and ratios have been derived                                                          For June 30,
from information provided in the financial statements.                                                                2005++
Per Share Operating Performance

       Net asset value, beginning of period                                                                       $         19.10
                                                                                                                  ---------------
       Investment income--net***                                                                                           --++++
                                                                                                                  ---------------
       Unrealized loss--net                                                                                                 (.08)
                                                                                                                  ---------------
       Total from investment operations                                                                                     (.08)
                                                                                                                  ---------------
       Offering costs resulting from the issuance of Common Stock                                                           (.03)
                                                                                                                  ---------------
       Net asset value, end of period                                                                             $         18.99
                                                                                                                  ===============
       Market price per share, end of period                                                                      $         20.08
                                                                                                                  ===============

Total Investment Return**

       Based on net asset value per share                                                                               (.58%)+++
                                                                                                                  ===============
       Based on market price per share                                                                                    .40%+++
                                                                                                                  ===============

Ratios to Average Net Assets

       Expenses                                                                                                            1.09%*
                                                                                                                  ===============
       Investment income--net                                                                                              1.97%*
                                                                                                                  ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                                   $       303,908
                                                                                                                  ===============
       Portfolio turnover                                                                                                      0%
                                                                                                                  ===============

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Amount is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Notes to Financial Statements


1. Significant Accounting Policies:
Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. (referred to as the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies. Prior to commencement of operations on May 6, 2005, Enhanced Equity Yield Fund, Inc. had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on May 6, 2005 to Fund Asset Management, L.P. ("FAM") for $100,008. Prior to commencement of operations on June 30, 2005, Enhanced Equity Yield & Premium Fund, Inc. had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on June 30, 2005 to FAM for $100,008. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. Common Stock are listed on the New York Stock Exchange ("NYSE") under the symbol EEF for Enhanced Equity Yield Fund, Inc. and ECV for Enhanced Equity Yield & Premium Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Equity securities that are held by the Funds that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Funds. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Funds. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Funds employ pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Funds under the general supervision of the Board of Directors of the Funds. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Funds.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of each of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation in each of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors of the Funds or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors of the Funds.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Notes to Financial Statements (continued)


(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Swaps--Each Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Each Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Notes to Financial Statements (continued)


(f) Offering expenses--Direct expenses relating to the public offering of each Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending--Enhanced Equity Yield Fund, Inc. may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank--The Enhanced Equity Yield Fund, Inc. recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund will pay a fee on a monthly basis at an annual rate equal to 1.0% of the average daily value of the Fund's net assets.

Enhanced Equity Yield Fund, Inc. has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the period ended June 30, 2005, MLIM, LLC received securities lending agent fees of $542 for Enhanced Equity Yield Fund, Inc.

For the period ended June 30, 2005, MLPF&S received gross underwriting fees and partial reimbursement of expenses in connection with the issuance of the Fund's Common Stock as follows:

                                                                   Enhanced
                                              Enhanced         Equity Yield
                                          Equity Yield            & Premium
                                            Fund, Inc.           Fund, Inc.

Gross underwriting fees                    $16,101,800          $10,140,000
Reimbursement of expenses                  $   136,453          $    84,544


In addition, MLPF&S received $1,356 and $489 in commissions on the execution of portfolio security transactions for the period ended June 30, 2005, for the Enhanced Equity Yield Fund, Inc. and the Enhanced Equity Yield & Premium Fund, Inc., respectively.

For the period ended June 30, 2005, Enhanced Equity Yield Fund, Inc. and Enhanced Equity Yield & Premium Fund, Inc. reimbursed FAM $1,054 and $18 for certain accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, MLPF&S, ML & Co., and/or MLIM, LLC.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Notes to Financial Statements (concluded)


3. Investments:
Purchases and sales, excluding short-term securities, for the period ended June 30, 2005 were as follows:


                                                                   Enhanced
                                              Enhanced         Equity Yield
                                          Equity Yield            & Premium
                                            Fund, Inc.           Fund, Inc.

Total Purchases                           $361,176,377         $284,032,429
Total Sales                               $  3,080,063                   --


Transactions in options written for the period ended June 30, 2005, were as follows:


Enhanced Equity Yield Fund, Inc.

                                             Number of             Premiums
Call Options Written                         Contracts             Received

Options written                                  8,850       $    9,017,713
Options closed                                 (6,850)          (6,793,464)
                                        --------------       --------------
Outstanding call options written,
   end of period                                 2,000       $    2,224,249
                                        --------------       ==============


Enhanced Equity Yield & Premium Fund, Inc.

                                             Number of             Premiums
Call Options Written                         Contracts             Received

Options written                                  1,400       $    1,104,300
                                        --------------       --------------
Outstanding call options written,
   end of period                                 1,400       $    1,104,300
                                        ==============       ==============



4. Common Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


Common Stock

Enhanced Equity Yield Fund, Inc.

Shares issued and outstanding for the period May 6, 2005 to June 30, 2005 were 20,725,000.


Enhanced Equity Yield & Premium Fund, Inc.

Shares issued and outstanding for June 30, 2005 were 16,000,000.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, Inc. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Funds and certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

The Board considered initial approval of each Fund's investment advisory agreement (the "Investment Advisory Agreement") prior to the establishment of the Funds. Every year thereafter, the Board will consider approval of each Fund's investment advisory agreement. The Board assesses the nature, scope and quality of the services to be provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services to be provided to each Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to each Fund are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objectives, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the future, during the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board will request and receive materials specifically relating to each Fund's Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of each Fund as compared to a comparable group of funds as classified by Lipper;
(b) sales data for each Fund; (c) a discussion by each Fund's portfolio management team of investment strategies used by each Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, and other relationships with each Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board will also consider other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), each Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with each Fund.



SEMI-ANNUAL REPORTS                                               JUNE 30, 2005



Certain Specific Approval Data

In connection with the initial approval of each Fund's Investment Advisory Agreement, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services to be provided by the Investment Adviser, including the investment advisory services. The Board focused primarily on the Investment Adviser's investment advisory services. The Board concluded that each Fund's Investment Advisory Agreement should be approved.

The Investment Adviser's Personnel and Investment Process--The Board reviewed initially and will review at least annually each Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Investment Adviser's investment professionals. The Board also considers the experience of each Fund's portfolio management team, and noted that each of Messrs. Costa and Clark and Ms. Jelilian has over 13 years' experience in quantitative and enhanced/index investments; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Fund. The Board concluded with respect to the Funds that each Fund is likely to benefit from that expertise.

Management Fees and Other Expenses--The Board reviews with respect to each Fund the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares each Fund's total expenses to those of other comparable funds. The Board considered the services to be provided and the fees charged by the Investment Adviser to other types of clients such as offshore funds with similar investment mandates and noted that the fees to be charged by the Investment Adviser in those cases typically exceeded those to be charged to each Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees to be charged to each Fund, but believed that less extensive services were being provided to such clients. The Board has concluded that each Fund's management fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services to be provided to each Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Funds and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology to be used in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation method. The Board believes the Investment Adviser's anticipated profits are reasonable in relation to the nature and quality of services to be provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as each Fund begins to gather assets and will consider in the future whether there should be changes in the management fee rate or structure in order to enable each Fund to participate in these economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the Investment Advisory Agreement, concluding that the advisory fees were reasonable in relation to the services to be provided and that approval of the contract was in the best interests of the future shareholders.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Availability of Quarterly Schedules of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS                                               JUNE 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Enhanced Equity Yield & Premium Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Equity Yield & Premium Fund, Inc.


Date: August 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Equity Yield & Premium Fund, Inc.


Date: August 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Enhanced Equity Yield & Premium Fund, Inc.


Date: August 19, 2005